EXHIBIT 10.9
SECOND AMENDMENT TO THE
MERCANTILE BANK OF MICHIGAN
AMENDED AND RESTATED
DEFERRED COMPENSATION PLAN
FOR MEMBERS OF THE BOARD OF DIRECTORS
DATED JUNE 29, 2006
AND AMENDED OCTOBER 25, 2007
     THIS SECOND AMENDMENT is adopted this 23rd day of October, 2008, by Mercantile Bank of Michigan, a state-chartered commercial bank located in Grand Rapids, Michigan (the “Company”).
     The Company executed the Amended and Restated Deferred Compensation Plan for Members of the Board of Directors on June 29, 2006, effective as of January 1, 2005, and executed a First Amendment on October 25, 2007 (the “Agreement”).
     The undersigned hereby amends the Plan for the purpose of providing each Director with an election of a specified time distribution. Therefore, the following changes shall be made:
     Section 1.8 of the Plan shall be deleted in its entirety and replaced by the following:
1.8	“Deferral Election Form” means each form established from time to time by the Plan Administrator that the Director completes, signs and returns to the Plan Administrator to designate the amount of Deferrals and, with respect to Deferrals made on and after January 1, 2009, to elect the time and form of a Specified Time Distribution.
     The following Sections 1.17a and 1.17b shall be added to the Plan immediately following Section 1.17:
1.17a	“Specified Time Distribution” means a distribution made at a specified time pursuant to a Director’s election on a Specified Time Distribution Election Form or a Deferral Election Form.

1.17b	“Specified Time Distribution Election Form” means the form established from time to time by the Plan Administrator that the Director completes, signs and returns to the Plan Administrator to designate the time and form of a Specified Time Distribution.
          The following Sections 4.0, 4.0.1, 4.0.1.1, 4.0.1.2, 4.0.2, 4.0.2.1 and 4.0.2.2 shall be added to the Plan immediately before Section 4.1:
4.0	Specified Time Distribution. If a Director elects a Specified Time Distribution, the Company shall distribute to the Director the benefit described in this Section 4.0. Notwithstanding the prior sentence, if a distribution is payable under Section 4.1 or 5.1, then the distribution will be made under Section 4.1 or 5.1, as applicable, and not under this Section 4.0.
4.0.1	Deferrals Made on or Before December 31, 2008. For Deferrals made on or before December 31, 2008, a Director may elect on or before November 30, 2008, a distribution under this Section 4.0.1. This election may be made notwithstanding any restriction to the contrary in Section 4.4.

4.0.1.1	Amount of Benefit. The benefit under this Section 4.0.1 is the portion of the Deferral Account balance as of December 31, 2008 elected by the Director on the Specified Time Distribution Election Form.

4.0.1.2	Distribution of Benefit. The Company shall pay the benefit under this Section 4.0.1 to the Director, commencing on or after March 1, 2009, as elected by the Director on the Specified Time Distribution Election Form.
4.0.2	Deferrals Made on or After January 1, 2009. For Deferrals made on or after January 1, 2009, a Director may elect a distribution under this Section 4.0.2. This election shall be made for each Plan Year and shall only apply to the Deferrals made for that Plan Year.
4.0.2.1	Amount of Benefit. The benefit under this Section 4.0.2 is the portion or all of the Deferrals for the Plan Year beginning on or after January 1, 2009 for which a Specified Time Distribution election is made, together with accrued interest, as elected by the Director on the Deferral Election Forms.

4.0.2.2	Distribution of Benefit. The Company shall pay the benefit under this Section 4.0.2 to the Director, commencing on or after the earliest date permitted by Code Section 409A, as elected by the Director on the Deferral Election Forms.
     Section 4.4 of the Plan shall be deleted in its entirety and replaced by the following:
4.4	Change in Form or Timing of Distributions. For distribution of benefits under this Article 4, a Director may elect to delay the timing or change the form of distributions by submitting the appropriate Distribution Election Form(s) or Specified Time Distribution Election Form(s) to the Plan Administrator. Any such election:
(a)	may not accelerate the time or schedule of any distribution, except as provided in Code Section 409A;

(b)	must, for benefits distributable under Section 4.0, be made at least twelve (12) months prior to the first scheduled distribution;

(c)	must, for benefits distributable under Sections 4.0 and 4.1, delay the commencement of distributions for a minimum of five (5) years from the date the first distribution was originally scheduled to be made; and

(d)	must take effect not less than twelve (12) months after the amendment is made.
The restrictions in paragraphs (a) through (d) above do not apply to a Director’s election to receive a distribution under Section 4.0.1.
For purposes of any change under this Section 4.4, a distribution paid in the form of installments shall be deemed to be a single payment.
     IN WITNESS OF THE ABOVE, the Company hereby adopts this Second Amendment.

MERCANTILE BANK OF MICHIGAN:
By	/s/ Lonna Wiersma
	Title	SVP — Human Resource Director

Specified Time Distribution Election — For Amount Deferred
On or Before December 31, 2008
THIS ELECTION MUST BE MADE BY NOVEMBER 30, 2008

Amount of Specified Time Distribution
[Initial and Complete One]
A.___	I elect to receive ___% of my Deferral Account balance as of December 31, 2008, in the manner described below commencing on _______ (must be on or after March 1, 2009).

B.___	I elect not to receive any of my Deferral Account balance as of December 31, 2008 prior to Separation from Service.

Special Rules if You Elect a Specified Time Distribution under Paragraph A:
•	If my Separation from Service or death occurs before the distribution commencement date elected above, then this election is ignored and my entire Deferral Account balance will be paid in accordance with the election I made on my Distribution Election Form. My “Distribution Election Form” means my Initial Election Form or Change in Election Form, as applicable, on which I have elected the form and timing of distributions that are to be made after a Separation from Service or death.

•	If I elected a distribution of less than 100% of my Deferral Account balance as of December 31, 2008, then any remainder will be paid in accordance with my election on the Distribution Election Form.
Form of Distribution for a Specified Time Distribution Elected in Paragraph A
for Amounts Deferred on or before December 31, 2008

Benefit		Distribution of Benefit
	Lump sum (initial below)	Equal annual installments for ___ years (indicate number of years here (up to 3 years) and initial below)

§ 4.0.1.2—Deferrals Made on or Before December 31, 2008 Benefit

ANY CHANGE TO THE FORM OR TIME OF A SPECIFIED TIME DISTRIBUTION ELECTION IS SUBJECT TO THE RESTRICTIONS DESCRIBED IN THE AGREEMENT (SEE SECTION 4.4 OF THE AGREEMENT AND THE “CHANGE IN ELECTION” FORM FOR THE CURRENT RESTRICTIONS.)
     I agree to the elections set forth above.

Printed Name:

Signature:

Date:

Received by the Plan Administrator this _____ day of ____________________, 20___

By:

Title:

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